Income Taxes - Current and Non-current Deferred Income Tax Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Non-Current deferred income tax assets (liabilities):
Net Deferred Income Tax Asset / (Liability)
Current Deferred Income Tax Assets [Member]
Current deferred income tax assets:
Allowance for doubtful accounts	1,741	1,151
Accrued vacation	243	255
AMT credit	93
Other	30	51
Subtotal	2,107	1,457
Less valuation allowance	(1,519)	(1,457)
Total Net Current Deferred Income Tax Assets	588
Non-Current Deferred Income Tax Assets (Liabilities) [Member]
Non-Current deferred income tax assets (liabilities):
Net operating loss carry-forwards	1,240	2,752
Accumulated depreciation and amortization	(933)	(1,243)
Subtotal	307	1,509
Less valuation allowance	(895)	(1,509)
Total Net Non-current Deferred Income Tax Liability	$ (588)